                                                                    EXHIBIT 10.5

                         BUY OUT OF LEASEHOLD INTEREST

        This Agreement, dated as of June 30, 2000, is between NATURAL ALTERNATIVES INTERNATIONAL, INC., a Delaware corporation ("Seller"), and PACIFIC VIEW CORPORATE CENTER, L.L.C., a Delaware limited liability company ("Buyer").

                                   ARTICLE I

                    PURCHASE AND SALE OF LEASEHOLD INTERESTS

        SECTION 1.1 SALE.

        Seller desires to buy out of its leasehold interest under that certain Standard Industrial Lease dated as of August 13, 1997, by and between KREG-OC, L.P., a California limited partnership ("KREG"), as landlord, and Seller, as tenant, as amended by that certain First Amendment dated as of December 17, 1998 (as amended, the "Lease"), for the leasing of that certain real property commonly known as Lot 6 of Carlsbad Ranch in Carlsbad, California, and more particularly described on EXHIBIT A attached hereto and made a part hereof (the "Land") and the two (2) story commercial building located thereon (the "Building"). Seller agrees to convey to Buyer, and Buyer agrees to accept such conveyance from Seller, subject to the terms, covenants and conditions set forth herein, (i) Seller's leasehold interest under the Lease, (ii) Seller's interest as sublessor under that certain Sublease dated as of April 27, 2000, by and between Seller, as sublessor, and MPower Communications Corporation, a Nevada corporation ("MPower"), as sublessee (the "MPower Sublease"), for the leasing of approximately 24,000 square feet in the Building (the "MPower Premises"), (iii) Seller's interest as sublessor under that certain Sublease dated as of June 12, 2000, by and between Seller, as sublessor, and iXL, Incorporated, a Delaware corporation ("iXL"), as sublessee (the "iXL Sublease"), for the leasing of approximately 58,000 square feet in the Building (the "iXL Premises"), together with any and all rights and privileges appurtenant thereto owned by Seller; and
(iv) Seller's interest as the tenant/owner under those construction related contracts listed on Schedule 1 attached hereto and made a part hereof (collectively, the "Construction Contracts"). Seller's leasehold interest under the Lease and Seller's interest as sublessor under the MPower Sublease and iXL Sublease are collectively referred to herein as the "Leasehold Interest".

        SECTION 1.2 BUY OUT PRICE.

               (a) The purchase price for the Seller's buying out of the Leasehold Interest is Three Million Dollars ($3,000,000) (the "Buy Out Price"). The Buy Out Price is payment to Buyer in consideration of Buyer's assuming all future rental obligations due to landlord under the Lease.

               (b) The Buy Out Price shall be paid by Seller to Buyer all in cash at the consummation of the purchase and sale contemplated hereunder (the "Closing") by depositing said cash in a separate escrow account for the transaction contemplated by this Agreement with First American Title Insurance Company, 2 First American Way, Santa Ana, California 92707, Attention: Maricel Borras (the "Title Company") under Escrow No. 2052742M.

                                   ARTICLE II

                                   CONDITIONS

        SECTION 2.1 CONDITION PRECEDENT.

        Buyer's obligation to purchase the Leasehold Interest is conditioned upon the following:

               (a) Prior to Closing, Buyer's review and approval of an updated preliminary title report, together with copies of the underlying documents

               (b) Prior to Closing, Buyer's review and approval of the MPower Sublease and iXL Sublease.

               (c) Prior to Closing, Buyer's review and approval of any other matters Buyer deems relevant to the


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               (d) As of the Closing Date, the Lease, MPower Sublease and iXL
Sublease shall be in full force and effect and (i) neither Seller nor Kilroy Realty, L.P., a Delaware limited partnership ("Kilroy") (successor-in-interest to KREG-OC, L.P.), is in default under the Lease, (ii) neither Seller nor MPower is in default under the MPower Sublease, and (iii) neither Seller nor iXL, Incorporation, is in default under the iXL Sublease.

               (e) As of the Closing Date, each of the conditions precedent of the "Buyer" to consummate the transaction contemplated under that certain Purchase and Sale Agreement and Escrow Instructions dated March 6, 2000, as amended from time to time (as amended, the "Purchase Agreement"), by and between Kilroy, as seller, and RREEF America L.L.C., a Delaware limited liability company, or its successors and assigns, as buyer (the "Fee Interest Purchaser"), shall have been satisfied.

        If any of the aforesaid conditions precedent to Buyer's obligation to the purchase of the Leasehold Interest are not satisfied in the time frame specified, then Buyer shall have the right upon written notice to Seller to elect to terminate this Agreement and neither party shall have any further rights or obligations hereunder except as provided in Sections 5.1 and 7.8 below. Without limiting the other provisions hereof, including, without limitation, Section 3.1 below, upon Closing, the Buyer shall be deemed to have waived each of the conditions precedent set forth in this Section 2.1.

                                   ARTICLE III

                               BUYER'S EXAMINATION

        SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF SELLER.

        Seller hereby makes the following representations and warranties with respect to the Leasehold Interest:

               (a) Seller has (i) been duly organized, is validly existing under the laws of the State of Delaware, and is qualified to do business in California, and (ii) the power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement (i) has been duly authorized, executed and delivered by Seller, and (ii) does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or the Leasehold Interest is subject.

               (b) Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

               (c) The MPower Sublease is the only agreement between Seller and MPower relating to the MPower Premises, the Land, the Building, or any other matter.

               (d) The iXL Sublease and that certain iXL Work Letter Agreement dated as of June 12, 2000 (which work letter has previously been provided to Buyer) are the only agreements between Seller and iXL relating to the iXL Premises, the Land, the Building or any other matter.

               (e) The Lease, MPower Sublease and iXL Sublease are in full force and effect in accordance with their terms and have not, in any way, been amended or modified in any manner and to the best of Seller's knowledge (i) neither Seller nor Kilroy (successor-in-interest to KREG-OC, L.P.) is in default under the Lease, (ii) neither Seller nor MPower is in default under the MPower Sublease, and (iii) neither Seller nor iXL, Incorporation, is in default under the iXL Sublease. Neither MPower nor iXL has asserted any claims against Seller, except that MPower has asserted a right to rescind its execution of the MPower Sublease. Seller has informed MPower that MPower has no such right to rescind and to the best of Seller's knowledge, MPower no longer asserts such right.

               (f) The Construction Contracts are in full force and effect in accordance with their terms and have not, in any way, been amended or modified in any manner and Seller is not in default under the terms of the Construction Contracts. To the best of Seller's knowledge, the parties to the Construction Contracts (other than Seller) are not in default under the terms of the Construction Contracts. The Construction Contracts are assignable to Buyer. Neither the contractors, subcontractors nor materialmen under the Construction Contracts have asserted any claims against Seller.


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               (g) As of the Closing, there has been no payment of any base rent, additional rent or any other sums to Seller from either MPower or iXL (except for a security deposit delivered to Seller by MPower pursuant to the MPower Sublease). As of the Closing, no security deposit has been received by Seller from iXL pursuant to the iXL Sublease.

               (h) Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") and any related regulations.

               (i) There is no litigation pending or threatened with respect to the Leasehold Interest.

               (j) Seller has received no written notice from any governmental authority that there are any violations of any applicable laws (including, without limitation, (i) the Americans with Disabilities Act ("ADA"), Title 24 of the California Administrative Code, and other similar federal, state and local laws, (ii) building codes and any other laws relating to the construction or design of the Building or other structures on the Land, including, without limitation, fire, safety, handicapped access, or seismic design (collectively, "Building Codes"), and (iii) any laws relating to environmental matters (the "Environmental Laws") or that there are any material physical, structural or mechanical defects applicable to the Land, Building or Leasehold Interest.

        Each of the representations and warranties of Seller contained in this
Section 3.1: (1) is true as of the date of this Agreement; (2) shall be deemed remade by Seller, and shall be true in all material respects as of the date of Closing, subject other matters, if any, expressly permitted in this Agreement or otherwise specifically approved in writing by Buyer; and (3) shall survive the close of escrow as provided in Section 3.3 below.

        SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF BUYER.

        Buyer hereby represents and warrants that Buyer has (i) been duly organized and is validly existing under the laws of the State of Delaware, and
(ii) the power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement (i) has been duly authorized, executed and delivered by Buyer, and (ii) does not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer or the Leasehold Interest is subject.

        Each of the representations and warranties of Buyer contained in this
Section 3.2: (1) is true as of the date of this Agreement; (2) shall be deemed remade by Buyer, and shall be true in all material respects as of the date of Closing, subject other matters, if any, expressly permitted in this Agreement or otherwise specifically approved in writing by Seller; and (3) shall survive the close of escrow as provided in Section 3.3 below.

        SECTION 3.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

        The representations and warranties of Seller and Buyer contained herein shall survive the Closing.

                                   ARTICLE IV

                                      TITLE

        SECTION 4.1 CONDITIONS OF TITLE.

        At the Closing, Seller shall convey title to the Leasehold Interest to Buyer pursuant to an Assignment of Leasehold Interest, in the form of EXHIBIT B attached hereto and made a part hereof.

        SECTION 4.2 EVIDENCE OF TITLE.

        Delivery of title in accordance with the foregoing shall be evidenced by the willingness of the Company to issue, at Closing, its ALTA Leasehold Policy of Title Insurance in the amount of the Buy Out Price showing title to the Leasehold Interest vested in Buyer, subject to only those exception approved by Buyer prior to Closing(the "Title Policy").


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

                                   ARTICLE V

                              BROKERS AND EXPENSES

        SECTION 5.1 BROKERS.

        The parties represent and warrant to each other that no broker or finder was instrumental in arranging or bringing about this transaction except for Business Real Estate Brokerage Company ("Buyer's Broker"). At Closing, Buyer shall pay the commission due, if any, to Buyer's Broker, which shall be paid pursuant to a separate agreement between Buyer and Buyer's Broker. If any other person brings a claim for a commission or finder's fee based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such person makes his claim shall defend the other party (the "Indemnified Party") from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including without limitation, reasonable attorneys' fees and disbursements) incurred by the Indemnified Party in defending against the claim. The provisions of this Section 5.1 shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement.

        SECTION 5.2 EXPENSES.

        Except as provided in Section 6.5(b) below, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                                   ARTICLE VI

                               CLOSING AND ESCROW

        SECTION 6.1 ESCROW INSTRUCTIONS.

        Upon execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with the Title Company, and this instrument shall serve as the instructions to the Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such reasonable additional and supplementary escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

        SECTION 6.2 CLOSING.

        The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the offices of the Title Company on the same date and at the same time as the "Closing" of the transaction contemplated by the Purchase Agreement, or such other earlier date and time as Buyer and Seller may mutually agree upon in writing (the "Closing Date"). Such date and time may not be extended without the prior written approval of both Seller and Buyer.

        SECTION 6.3 DEPOSIT OF DOCUMENTS.

               (a) At or before the Closing, Seller shall deposit into escrow the following items:

                      (1) four (4) duly executed counterparts of the Assignment of Leasehold Interest and Contracts in the form attached hereto as EXHIBIT B (the "Assignment of Leasehold Interest and Contracts");

                      (2) four (4) duly executed counterparts of the Assignment of Subleases in the form attached hereto as EXHIBIT C (the "Assignment of Subleases");

                      (3) an estoppel executed by Seller in a form approved by Buyer;

                      (4) funds necessary to close this transaction;


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                      (5) an affidavit pursuant to Section 1445(b)(2) of the
Federal Code, and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Federal Code; and

                      (6) California 597-W Certificate.

               (b) At or before Closing, Buyer shall deposit into escrow four
(4) duly executed counterparts of the Assignment of Leasehold Interest and four
(4) duly executed counterparts of the Assignment of Subleases.

               (c) Seller and Buyer shall each deposit such other instruments as are reasonably required by the Title Company or otherwise required to close the escrow and consummate the acquisition of the Leasehold Interest in accordance with the terms hereof.

               (d) Seller shall deliver to Buyer originals of the Lease, MPower Sublease and iXL Sublease, and copies of the tenant correspondence files for the same, within five (5) business days after the Closing Date.

        SECTION 6.4 PRORATIONS.

               (a) Rents and any additional operating expenses payable under the Lease shall be prorated as of 12:01 a.m. on April 1, 2000 (the "Proration Date"), with Seller being responsible for such amounts accruing prior to the Proration Date and Buyer being responsible for the amounts accruing on or after the Proration Date. Notwithstanding the foregoing, Seller shall receive a credit at the Closing in the amount of the Monthly Base Rent (as defined in the Lease), Real Property Taxes (as defined in the Lease), and operating expenses due under the Lease for each day on and after April 1, 2000 and up to the Closing Date (to the extent such amounts have previously been paid by Seller to KREG or Kilroy) and Buyer shall be responsible for paying the Monthly Base Rent, Real Property Taxes, and operating expenses due under the Lease for each day on and after April 1, 2000 and up to the Closing Date directly to KREG or Kilroy (to the extent such amounts have not previously been paid by Seller to KREG or Kilroy, including, without limitation, Monthly Base Rent for the month of April). The amount of the security deposit under the MPower Sublease shall be credited to Buyer at the Closing, in addition to the Purchase Price. Seller shall receive credits at Closing for the amount of any utility or other deposits with respect to the Property. Buyer shall cause all utilities to be transferred into Buyer's name and account at the time of Closing. Buyer is responsible for the payment of all leasing commissions in connection with the MPower Sublease and iXL Sublease. Buyer shall reimburse Seller at Closing for certain tenant improvement costs and building system costs in connection with the tenant improvement work for MPower and iXL in the amount and as more fully set forth on SCHEDULE 2 attached hereto and made a part hereof. Buyer and Seller hereby agree that if any of the aforesaid prorations and credits cannot be calculated accurately on the Closing Date, then the same shall be calculated as soon as reasonably practicable after the Closing Date and either party owing the other party a sum of money based on such subsequent proration(s) or credits shall promptly pay said sum to the other party. Without limiting the foregoing, Seller shall remain liable for all monetary obligations under the Lease, MPower Sublease and iXL Sublease which accrued prior to the Proration Date.

               (b) Seller shall pay one-half (1/2) of the escrow fee and the costs of obtaining the CLTA portion of the Title Policy. Buyer shall pay the costs of obtaining the ALTA portion of the Title Policy, the cost of any endorsements and one-half (1/2) of the escrow fee. Any other expenses of the escrow for the sale shall be paid by Buyer and Seller in accordance with customary practice as determined by the Title Company.

               (c) The provisions of this Section 6.4 shall survive the Closing.

                                  ARTICLE VII

                                 MISCELLANEOUS

        SECTION 7.1 NOTICES.

        Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile with confirmation of receipt, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be addressed as follows:


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To Buyer:               c/o RREEF America, L.L.C.
                        101 California Street, 26th Floor
                        San Francisco, CA 94111
                        Attention: Craig Davey
                        Fax No.: (415) 781-2229

with a copy to:         Orrick, Herrington & Sutcliffe LLP
                        400 Sansome Street
                        San Francisco, CA 94111
                        Attention: Michael H. Liever, Esq.
                        Fax No.: (415) 773-4285

To Seller:              Natural Alternatives International, Inc.
                        1185 Linda Vista Drive
                        San Marcos, California 92069
                        Attention: Peter Wulff
                        Fax No.: (760) 591-9637

with a copy to:         Fisher Thurber LLP
                        4225 Executive Square, Suite 1600
                        La Jolla, California 92037
                        Attention: David A. Fisher, Esq.
                        Fax No.: (858) 535-1616

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be effective only upon delivery.

        SECTION 7.2 ENTIRE AGREEMENT.

        This Agreement, together with the Exhibits hereto, contains all representations, warranties and covenants made by Buyer and Seller and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. Any prior correspondence, memoranda or agreements are replaced in total by this Agreement together with the Exhibits hereto.

        SECTION 7.3 ASSIGNMENT.

        Buyer's rights and obligations hereunder shall be assignable without the prior written consent of Seller. Upon execution of a written assignment of Buyer's rights and obligations hereunder, Buyer shall be released from any of its obligations or liabilities hereunder. Subject to the provisions of this Section, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

        SECTION 7.4 COUNTERPARTS.

        This Agreement may be executed via facsimile transmission, with the party executing via facsimile to send the original document with original signature(s) to the other party within one (1) business day by overnight delivery, and in any number of counterparts, each of which shall be considered an original and all of which, taken together, shall constitute one and the same instrument.

        SECTION 7.5 GOVERNING LAW.

        This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        SECTION 7.6 INTERPRETATION OF AGREEMENT.

        The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular


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shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term "person" shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

        SECTION 7.7 AMENDMENTS.

        This Agreement may be amended or modified only by a written instrument signed by Buyer and Seller.

        SECTION 7.8 DRAFTS NOT AN OFFER TO ENTER INTO A LEGALLY BINDING
CONTRACT.

        The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Leasehold Interest The parties shall be legally bound with respect to the purchase and sale of the Leasehold Interest pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretion, including, without limitation, all of the Exhibits and Schedules hereto, and both Seller and Buyer have fully executed and delivered to each other a counterpart of this Agreement, including, without limitation, all Exhibits and Schedules hereto

        SECTION 7.9 NO THIRD PARTY BENEFICIARY.

        The provisions of this Agreement are not intended to benefit any third parties.

        SECTION 7.10 SURVIVAL OF ARTICLE VII.

        The provisions of this Article VII shall survive the Closing.

                  [Remainder of Page Intentionally Left Blank]


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The parties hereto have executed this Agreement as of the respective dates written below.


               SELLER: Natural Alternatives International, Inc., a Delaware corporation

                                  By: /s/ MARK A. LeDOUX
                                     -------------------------------------------
                                  Name: Mark A. LeDoux
                                       -----------------------------------------
                                  Title: PRESIDENT & CEO
                                        ----------------------------------------

                                  By: /s/ PETER C. WULFF
                                     -------------------------------------------
                                  Name: Peter C. Wulff
                                       -----------------------------------------
                                  Title: CFO & TREASURER
                                        ----------------------------------------

                                  Date: June 30, 2000


               BUYER:             PACIFIC VIEW CORPORATE CENTER,
                                  L.L.C., a Delaware limited liability company

                                  By: AC Pacific View Corporate Center, Inc., a Delaware corporation, its Manager

                                  By: [SIGNATURE ILLEGIBLE]
                                     -------------------------------------------
                                  Name: [SIGNATURE ILLEGIBLE]
                                       -----------------------------------------
                                  Title: VP
                                        ----------------------------------------

                                  Date: June 30, 2000


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                                   EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 6 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO. 1996-0463214 OF OFFICIAL RECORDS.

TOGETHER WITH ALL THAT PORTION OF LOT 7 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO 1996-0463214 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 7, NORTH 67 DEGREES 30' 48" EAST, 434.00 FEET TO THE NORTHEASTERLY CORNER OF SAID LOT 7; THENCE ALONG THE EASTERLY LINE OF SAID LOT 7, SOUTH 22 DEGREES, 29' 12" EAST, 25.13 FEET THENCE LEAVING SAID EASTERLY LINE, SOUTH 67 DEGREES 30' 48" WEST, 434.00 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID WESTERLY LINE, NORTH 22 DEGREES 29' 12" WEST,
25.13 FEET TO THE POINT OF BEGINNING

(SAID PROPERTY BEING DESCRIBED AS PARCEL A (ADJUSTED LOT 6), IN CERTIFICATE OF COMPLIANCE RECORDED ON JULY 1, 1997 AS FILE NO. 1997-0311133 OF OFFICIAL RECORDS.)

PARCEL B:

AN EASEMENT FOR DRIVEWAY ACCESS OVER, ALONG AND ACROSS A PORTION OF LOT 7 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO. 1996-0463214, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE WESTERLY LINE OF SAID LOT 7, SOUTH 22 DEGREES 29' 12" EAST, 25.13 FEET TO THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID WESTERLY LINE, NORTH 67 DEGREES 30' 48" EAST,
40.00 FEET; THENCE SOUTH 22 DEGREES 29' 12" EAST, 18.00 FEET; THENCE SOUTH 67 DEGREES 30' 48" WEST, 40.00 FEET TO A POINT OF THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID WESTERLY LINE, NORTH 22 DEGREES 29' 12" WEST, 18.00 FEET TO THE TRUE POINT OF BEGINNING.


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                                    EXHIBIT B

             FORM OF ASSIGNMENT OF LEASEHOLD INTEREST AND CONTRACTS

        THIS ASSIGNMENT ("Assignment") is made and entered into as of this 30th day of June, 2000, by and between NATURAL ALTERNATIVES INTERNATIONAL, INC., a Delaware corporation ("Assignor"), PACIFIC VIEW CORPORATE CENTER, L.L.C., a Delaware limited liability company ("Assignee"), and AC PACIFIC VIEW CORPORATE CENTER, INC., a Delaware corporation ("Fee Purchaser") (Fee Purchaser is a party only for the purposes of paragraphs 2, 4 and 14 below).

                                   Witnesseth:

        WHEREAS, Assignor is the lessee under that certain lease executed with respect to that certain real property commonly known as Pacific View Corporate Center in Carlsbad, California (the "Property") as more fully described in EXHIBIT A attached hereto, which lease is described in SCHEDULE 1 attached hereto (the "Lease");

        WHEREAS, Assignor desires to transfer, convey and assign its interest as lessee in the Lease and the leasehold interest created by the Lease to Assignee, and Assignee desires to accept the transfer, conveyance and assignment thereof and to assume Assignor's obligations thereunder;

        WHEREAS, Assignor desires to transfer, convey and assign its interest in the constructions contracts listed on SCHEDULE 2 attached hereto (the "Construction Contracts")

        NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows

        1 . Effective as of the Closing Date (as defined below), Assignor hereby transfers, conveys and assigns to Assignee all of its right, title and interest in and to the Lease and the leasehold interest created by the Lease and the Construction Contracts.

        2. Assignor hereby agrees to indemnify Assignee and Fee Purchaser against and hold Assignee and Fee Purchaser harmless from any and all claims, liabilities, losses, damages, costs or expenses, including, without limitation, reasonable attorneys' fees, to the extent resulting from third party claims relating to the lessee's obligations under the Lease that relate to the period prior to the Closing Date; provided that, the foregoing indemnity shall not apply to claims by the contractors, subcontractors or materialmen for payment under the Construction Contracts based on the Construction Contracts.

        3. Effective as of the Closing Date, Assignee accepts the assignment of Assignor's right, title and interest in and to the Lease and hereby assumes and agrees to perform all of the lessee's obligations under the Lease to the extent resulting from the lessee's obligations under the Lease that relate to the period on or after the Closing Date. Assignee hereby agrees to indemnify Assignor against and hold Assignor harmless from any and all claims, liabilities, losses, damages, costs or expenses, including, without limitation, reasonable attorneys' fees, to the extent relating to the lessee's obligations under the Lease that relate to the period on or after the Closing Date

        4. Effective as of the Closing Date and subject to Paragraphs 2 and 14 herein, Fee Purchaser hereby agrees for itself but no other party, including, without limitation, Kilroy Realty, L.P., that Assignor shall have no obligations to Fee Purchaser as the lessor under the Lease that relate to the period prior to the Closing Date. Effective as of the Closing Date, Assignor hereby agrees for itself but no other party that Fee Purchaser shall have no obligations to Assignor as the lessee under the Lease that relate to the period prior to the Closing Date

        5. Effective as of the Closing Date, Assignee hereby assumes all of the owner's obligations under the Construction Contracts that relate to the period on or after the Closing Date and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, to the extent resulting from the owner's obligations under the Construction Contracts that relate to the period on or after the Closing Date.

        6. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all claims, liabilities, losses, damages, costs or expenses, including, without limitation, reasonable attorneys' fees, to the extent resulting from the owner's obligations under the Construction Contracts that relate to the period prior to the Closing Date.

        7. Assignor hereby represents and warrants that Assignor has not assigned or otherwise conveyed or transferred all or any part of or interest in the Subleases or Construction Contracts to any other party.

        8. Any rental and other payments under the Lease and Construction Contracts shall be prorated between the parties as provided in the Buy Out of Leasehold Interest between Assignor, as Seller, and Assignee, as Buyer, dated as of June 30, 2000 (the "Buy Out Agreement").

        9. If ether party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, and an action is filed, the prevailing party in any such action shall be entitled to recover from the other party, in addition to any other relief that may be granted, its court costs and reasonable attorneys' fees and disbursements, including such incurred in connection with any appeal.

        10. This Assignment may be executed via facsimile transmission, with the party executing via facsimile to send the original document with original signature(s) to the other party within one (1) business day by overnight delivery, and in any number of counterparts, each of which shall be considered an original and all of which, taken together, shall constitute one and the same instrument.

        11. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

        12. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

        13. For the purposes of this Assignment, the "Closing Date" shall be the date of the Closing (as defined in the Buy Out Agreement).

        14. The obligations of Assignee and Fee Purchaser are intended to be binding only on Assignee and Fee Purchaser, respectively, and the property of Assignee and Fee Purchaser, respectively, and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of their trustees, officers, beneficiaries, directors, members, or shareholders, or of their investment manager, the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Assignee, Fee Purchaser or their investment manager.

        15. The obligations of Assignor are intended to be binding only on Assignor and the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, beneficiaries, directors, members, or shareholders, or of its investment manager, the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Assignor or its investment manager.

        16. Notwithstanding anything to the contrary contained herein, nothing contained herein shall limit the Assignor's obligations under the Buy Out Agreement, including, without limitation, obligations or liability for breaches of representations and warranties.

                 [Remainder of Page Intentionally Left Blank.]

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first written above.

               ASSIGNOR:          NATURAL ALTERNATIVES INTERNATIONAL, INC.,
                                  a Delaware corporation

                                  By: /s/ MARK A. LeDOUX
                                     -------------------------------------------
                                  Name: Mark A. LeDoux
                                       -----------------------------------------
                                  Title: President & CEO
                                        ----------------------------------------

                                  By: /s/ PETER C. WULFF
                                     -------------------------------------------
                                  Name: Peter C. Wulff
                                       -----------------------------------------
                                  Title: CFO & Treasurer
                                        ----------------------------------------


               ASSIGNEE:          PACIFIC VIEW CORPORATE CENTER,
                                  L.L.C., a Delaware limited liability company

                                  By: AC Pacific View Corporate Center, Inc., a Delaware corporation, its Manager

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


FEE PURCHASER IS EXECUTING SOLELY FOR THE PURPOSES OF PARAGRAPHS 2, 4 AND 14 ABOVE AND FOR NO OTHER PURPOSES AND IS NOT BOUND BY ANY OF THE OTHER PROVISIONS HEREOF.

               FEE                AC PACIFIC VIEW CORPORATE CENTER,
               PURCHASER:         INC., a Delaware corporation,

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                    EXHIBIT C

                         FORM OF ASSIGNMENT OF SUBLEASES

        THIS ASSIGNMENT ("Assignment") is made and entered into as of this 30th day of June, 2000, by and between NATURAL ALTERNATIVES INTERNATIONAL, INC., a Delaware corporation ("Assignor"), and PACIFIC VIEW CORPORATE CENTER, L.L.C., a Delaware limited liability company ("Assignee").

                                   Witnesseth:

        WHEREAS, Assignor is the sublessor under certain subleases executed with respect to that certain real property commonly known as Pacific View Corporate Center in Carlsbad, California (the "Property") as more fully described in EXHIBIT A attached hereto, which subleases are described in SCHEDULE 1 attached hereto (the "Subleases"); and

        WHEREAS, Assignor desires to assign its interest as sublessor in the Subleases to Assignee, and Assignee desires to accept the assignment thereof and to assume Assignor's obligations thereunder;

        NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

        1. Effective as of the Closing Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Subleases.

        2. Effective as of the Closing Date, Assignee hereby assumes and agrees to perform all of the sublessor's obligations under the Subleases relating to the period prior to and after Closing and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, to the extent resulting from Assignee's failure to perform such obligations

        3. Assignor hereby represents and warrants that Assignor has not assigned or otherwise conveyed or transferred all or any part of or interest in the Subleases to any other party.

        4. Any rental and other payments under the Subleases shall be prorated between the parties as provided in the Buy Out of Leasehold Interest between Assignor, as Seller, and Assignee, as Buyer, dated as of June 30. 2000 (the "Buy Out Agreement").

        5. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, and an action is filed, the prevailing party in any such action shall be entitled to recover from the other party, in addition to any other relief that may be granted, its court costs and reasonable attorneys' fees and disbursements, including such incurred in connection with any appeal.

        6. This Assignment may be executed via facsimile transmission, with the party executing via facsimile to send the original document with original signature(s) to the other party within one (1) business day by overnight delivery, and in any number of counterparts, each of which shall be considered an original and all of which, taken together, shall constitute one and the same instrument.

        7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

        8. This Assignment shall be governed by and construed in accordance with the laws of the State of California

        9. For the purposes of this Assignment, the "Closing Date" shall be the date of the Closing (as defined in the Buy Out Agreement).

        10. The obligations of Assignee are intended to be binding only on Assignee and the property of Assignee and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, beneficiaries, directors, members, or shareholders, or of its investment manager, the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Assignee or its investment manager.

        11. The obligations of Assignor are intended to be binding only on Assignor and the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, beneficiaries, directors, members, or shareholders, or of its investment manager, the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Assignor or its investment manager.

        12. Notwithstanding anything to the contrary contained herein, nothing contained herein shall limit the Assignor's obligations under the Buy Out Agreement, including, without limitation, obligations or liability for breaches of representations and warranties.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first written above.

               ASSIGNOR:          NATURAL ALTERNATIVES INTERNATIONAL, INC.,
                                  a Delaware corporation

                                  By: /s/ MARK A. LEDOUX
                                     -------------------------------------------
                                  Name:   MARK A. LEDOUX
                                       -----------------------------------------
                                  Title: PRESIDENT & CEO
                                        ----------------------------------------

                                  By:  /s/ PETER C. WULFF
                                     -------------------------------------------
                                  Name:    PETER C. WULFF
                                       -----------------------------------------
                                  Title: CFO & TREASURER
                                        ----------------------------------------


               ASSIGNEE:          PACIFIC VIEW CORPORATE CENTER,
                                  L.L.C., a Delaware limited liability company

                                  By: AC Pacific View Corporate Center, Inc., a Delaware corporation, its Manager

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   SCHEDULE 1

                         LIST OF CONSTRUCTION CONTRACTS

1. Construction contract between Bearing Construction, Inc. and Assignor dated June 6, 2000.

2. Profect Management Services contract between JDC Holdings, Inc., dba The Harrison Company, and Assignor dated February 1, 2000.

                                   SCHEDULE 2

                     SHELL AND CORE TENANT IMPROVEMENT COSTS

A total of $37,500 paid as of the date hereof to The Harrison Group/JDC Holdings for project management purposes.




                                       1